SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 15, 2003

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950
(Registrant's telephone number, including area code)

Item 5. Other Events.

On January 15, 2003, we issued a press release announcing our financial results for the fourth quarter of and for the full year 2002, and provided a letter to investors and analysts presenting information relating to our financial and operational outlook for the first quarter of and for the full year 2003. The press release and letter are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

    Exhibits

      Press Release

      Letter to Investors and Analysts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONTINENTAL AIRLINES, INC.

January 15, 2003	By /s/ Jennifer L. Vogel
Jennifer L. Vogel
Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release
99.2	Letter to Investors and Analysts